SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : September 13, 2002

GENEVA STEEL HOLDINGS CORP
(Exact Name of Registrant as Specified in Charter)

Delaware	0-31020	87-0665504

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 South Geneva Road, Vineyard, UT	84058

(Address of Principal Executive Offices)	(Zip Code)

          Registrant’s telephone number, including area code:                    (801) 227-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 3. Bankruptcy or Receivership.

     On September 13, 2002, Geneva Steel Holdings Corp. (the “Company”) and five of its wholly-owned subsidiaries filed voluntary petitions under Chapter 11 of title 11, United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Utah. The Company and its subsidiaries remain in possession of its assets and properties, and continues to conduct its business and manage its properties as debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

     The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the Chapter 11 filing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     The Exhibits listed on the Exhibit Index of this Form 8-K is filed herewith.

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SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEVA STEEL HOLDINGS CORP
(Registrant)

Date: September 20, 2002	By:	/s/ Stephen M. Bunker

Stephen M. Bunker Vice President of Finance

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EXHIBIT INDEX

     99.1      Press release issued by the Company on September 13, 2001.

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